UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 5, 2013

First BanCorp.

(Exact Name of Registrant as Specified in its Charter)

Puerto Rico	001-14793	66-0561822
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1519 Ponce de Leon Ave. P.O. Box 9146 San Juan, Puerto Rico	00908-0146
(Address of Principal Executive Offices)	(Zip Code)

(787) 729-8200

(Registrant’s Telephone Number, including Area Code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 5, 2013, First BanCorp. (the “Corporation”), the bank holding company for FirstBank Puerto Rico (“FirstBank” or “the Bank”), issued a press release announcing its unaudited results of operations for the quarter and year ended December 31, 2012. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

A copy of the presentation that the Corporation will use at its conference call to discuss its financial results for the quarter and year ended December 31, 2012 is attached hereto as Exhibit 99.2 and is incorporated herein by reference. As announced in a press release dated January 30, 2013, the call may be accessed via a live Internet webcast at 10:00 a.m. Eastern time on Tuesday, February 5, 2013 through the investor relations section of the Corporation’s website: www.firstbankpr.com or through the dial-in telephone number (888) 317-6016 or (412) 317-6016 for international callers. The conference number is 10024656.

The Corporation has included in this release the following financial measures that are not recognized under generally accepted accounting principles, which are referred to as non-GAAP financial measures: (i) the calculation of net interest income, interest rate spread and net interest margin rate on a tax-equivalent basis and excluding changes in the fair value of derivative instruments and certain financial liabilities; (ii) the calculation of the tangible common equity ratio and the tangible book value per common share; (iii) the Tier 1 common equity to risk-weighted assets ratio; and (iv) the adjusted pre-tax, pre-provision income. Investors should be aware that non-GAAP financial measures have inherent limitations and should be read only in conjunction with the Corporation’s consolidated financial data prepared in accordance with GAAP. The release includes a reconciliation of these non-GAAP financial measures to the GAAP financial measures, except for the reconciliation with respect to the calculation of net interest income, interest rate spread and net interest margin rate on a tax-equivalent basis and excluding changes in the fair value of derivative instruments and certain financial liabilities which is included below.

Net interest income, interest rate spread and net interest margin are reported on a tax-equivalent basis and excluding changes in the fair value of derivative instruments and financial liabilities elected to be measured at fair value (“valuations”). The presentation of net interest income excluding valuations provides additional information about the Corporation’s net interest income and facilitates comparability and analysis. The changes in the fair value of derivative instruments and unrealized gains and losses on liabilities measured at fair value have no effect on interest due or interest earned on interest-bearing liabilities or interest-earning assets, respectively. The tax-equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a marginal income tax rate, as described in Exhibit A — Tables 2 and 3 of the press release attached hereto as Exhibit 99.1. Income from tax-exempt earning assets is increased by an amount equivalent to the taxes that would have been paid if this income had been taxable at statutory rates. Management believes that it is a standard practice in the banking industry to present net interest income, interest rate spread and net interest margin on a fully tax-equivalent basis. This adjustment puts all earning assets, most notably tax-exempt securities and certain loans, on a common basis that facilitates comparison of the Corporation’s results to results of its peers.

The following table reconciles the non-GAAP financial measure “net interest income on a tax-equivalent basis excluding valuations” with net interest income calculated and presented in accordance with GAAP. The table also reconciles the non-GAAP financial measures “net interest spread on a tax-equivalent basis and excluding valuations” and “net interest margin on a tax-equivalent basis and excluding valuations” with net interest spread and net interest margin calculated and presented in accordance with GAAP.

(Dollars in Thousands)
	Quarter Ended					Year Ended
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Net Interest Income
Interest Income—GAAP	$165,054	$166,964	$153,652	$152,107	$156,752	$637,777	$659,615
Unrealized (gain) loss onderivative instruments	(432)	(170)	33	(332)	(246)	(901)	1,548

Interest income excluding valuations	164,622	166,794	153,685	151,775	156,506	636,876	661,163
Tax-equivalent adjustment	1,451	1,463	1,634	1,741	1,456	6,289	6,795

Interest income on a tax-equivalent basis excluding valuations	166,073	168,257	155,319	153,516	157,962	643,165	667,958
Interest Expense—GAAP	39,423	41,461	44,947	50,241	58,209	176,072	266,103
Unrealized gain (loss) onderivative instruments and liabilities measured at fair value	—	—	539	(49)	(1,992)	490	(4,167)

Interest expense excluding valuations	39,423	41,461	45,486	50,192	56,217	176,562	261,936

Net interest income—GAAP	$125,631	$125,503	$108,705	$101,866	$98,543	$461,705	$393,512

Net interest income excluding valuations	$125,199	$125,333	$108,199	$101,583	$100,289	$460,314	$399,227

Net interest income on a tax-equivalent basis excluding valuations	$126,650	$126,796	$109,833	$103,324	$101,745	$466,603	$406,022

Average Balances
Loans and leases	$10,199,808	$10,297,835	$10,183,229	$10,389,246	$10,637,523	$10,267,428	$11,031,575
Total securities and other short-term investments	2,576,421	2,238,701	2,450,198	2,397,918	2,665,918	2,415,766	3,146,289

Average Interest-Earning Assets	$12,776,229	$12,536,536	$12,633,427	$12,787,164	$13,303,441	$12,683,194	$14,177,864

Average Interest-Bearing Liabilities	$10,700,868	$10,518,169	$10,577,054	$10,725,162	$11,255,725	$10,630,200	$12,368,748

Average Yield/Rate
Average yield on interest-earning assets—GAAP	5.14%	5.30%	4.89%	4.78%	4.67%	5.03%	4.65%
Average rate on interest-bearing liabilities—GAAP	1.47%	1.57%	1.71%	1.88%	2.05%	1.66%	2.15%

Net interest spread—GAAP	3.67%	3.73%	3.18%	2.90%	2.62%	3.37%	2.50%

Net interest margin—GAAP	3.91%	3.98%	3.46%	3.20%	2.94%	3.64%	2.78%

Average yield on interest-earning assets excluding valuations	5.13%	5.29%	4.89%	4.77%	4.67%	5.02%	4.66%
Average rate on interest-bearing liabilities excluding valuations	1.47%	1.57%	1.73%	1.88%	1.98%	1.66%	2.12%

Net interest spread excluding valuations	3.66%	3.72%	3.16%	2.89%	2.69%	3.36%	2.55%

Net interest margin excluding valuations	3.90%	3.98%	3.44%	3.20%	2.99%	3.63%	2.82%

Average yield on interest-earning assets on a tax-equivalent basis and excluding valuations	5.17%	5.34%	4.94%	4.83%	4.71%	5.07%	4.71%
Average rate on interest-bearing liabilities excluding valuations	1.47%	1.57%	1.73%	1.88%	1.98%	1.66%	2.12%

Net interest spread on a tax-equivalent basis and excluding valuations	3.70%	3.77%	3.21%	2.95%	2.73%	3.41%	2.59%

Net interest margin on a tax-equivalent basis and excluding valuations	3.94%	4.02%	3.50%	3.25%	3.03%	3.68%	2.86%

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description of Exhibit

99.1	Press Release dated February 5, 2013—First BanCorp Announces Earnings for the Quarter and Year Ended December 31, 2012

99.2	First BanCorp Conference Call Presentation – Financial Results Fourth Quarter and Year ended December 31, 2012

Exhibits 99.1 and 99.2 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall Exhibits 99.1 and 99.2 be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2013	First BanCorp.

	By:	/s/ Orlando Berges
	Name:	Orlando Berges
	Title:	EVP and Chief Financial Officer

Exhibit Index

Exhibit	Description of Exhibit

99.1	Press Release dated February 5, 2013–First BanCorp Announces Earnings for the Quarter and Year Ended December 31, 2012

99.2	First BanCorp Conference Call Presentation – Financial Results Fourth Quarter and Year ended December 31, 2012

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